UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2016

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 North Martingale Road
Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07, the Career Education Corporation 2016 Incentive Compensation Plan (the “2016 Plan”) was approved by the stockholders of Career Education Corporation (the “Company”). In connection with the adoption of the 2016 Plan, on May 24, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following forms under the 2016 Plan:

•	a form of employee stock option agreement, which is attached as Exhibit 10.1;

•	a form of non-employee director stock option agreement, which is attached as Exhibit 10.2;

•	a form of restricted stock unit agreement, which is attached as Exhibit 10.3;

•	a form of performance-based restricted stock unit agreement, which is attached as Exhibit 10.4;

•	a form of cash-settled restricted stock unit agreement, which is attached as Exhibit 10.5.

•	a form of performance-based cash-settled restricted stock unit agreement, which is attached as Exhibit 10.6;

•	a form of performance unit agreement, which is attached as Exhibit 10.7;

The amount and terms of each award are determined by the Committee in its sole discretion and will be set forth in an individual’s applicable award agreement. The terms of the form award agreements under the 2016 Plan are substantially consistent with the terms of the existing forms under the Company’s 2008 Incentive Compensation Plan. The foregoing description of the award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the forms attached hereto as Exhibits 10.1 through 10.7.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 24, 2016 and the following matters were voted on at that meeting:

(1)	The Company’s stockholders voted as follows to elect seven directors to the Company’s Board of Directors:

Directors:	Votes For:	Against:	Abstain:	Broker Non-Votes:
Dennis H. Chookaszian	49,420,379	1,181,191	18,353	9,741,498
Patrick W. Gross	43,856,880	6,744,690	18,353	9,741,498
Gregory L. Jackson	49,590,726	1,010,844	18,353	9,741,498
Thomas B. Lally	50,017,818	583,752	18,353	9,741,498
Todd D. Nelson	50,442,498	169,072	8,353	9,741,498
Leslie T. Thornton	50,331,772	279,798	8,353	9,741,498
Richard D. Wang	49,953,963	657,857	8,103	9,741,498

(2)	The Company’s stockholders approved, on a nonbinding advisory basis, the executive compensation paid by the Company to its named executive officers, by the votes set forth in the table below:

Votes For:	Against:	Abstain:	Broker Non-Votes:
41,241,269	9,316,122	62,532	9,741,498

(3)	The Company’s stockholders voted as follows to approve the Career Education Corporation 2016 Incentive Compensation Plan:

Votes For:	Against:	Abstain:	Broker Non-Votes:
41,892,454	8,668,496	58,973	9,741,498

(4)	The Company’s stockholders voted as follows to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2016:

Votes For:	Against:	Abstain:	Broker Non-Votes
60,284,672	17,279	59,470	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

10.1	Form of Employee Non-Qualified Stock Option Agreement under the Career Education Corporation 2016 Incentive Compensation Plan (the “2016 Plan”)

10.2	Form of Non-Employee Director Non-Qualified Stock Option Agreement under the 2016 Plan

10.3	Form of Restricted Stock Unit Agreement under the 2016 Plan (Time-Based)

10.4	Form of Restricted Stock Unit Agreement under the 2016 Plan (Performance-Based)

10.5	Form of Cash-Settled Restricted Stock Unit Agreement under the 2016 Plan (Time-Based)

10.6	Form of Cash-Settled Restricted Stock Unit Agreement under the 2016 Plan (Performance-Based)

10.7	Form of Performance Unit Agreement under the 2016 Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers

Senior Vice President, General Counsel and Corporate Secretary

Dated: May 27, 2016

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Form of Employee Non-Qualified Stock Option Agreement under the Career Education Corporation 2016 Incentive Compensation Plan (the “2016 Plan”)

10.2	Form of Non-Employee Director Non-Qualified Stock Option Agreement under the 2016 Plan

10.3	Form of Restricted Stock Unit Agreement under the 2016 Plan (Time-Based)

10.4	Form of Restricted Stock Unit Agreement under the 2016 Plan (Performance-Based)

10.5	Form of Cash-Settled Restricted Stock Unit Agreement under the 2016 Plan (Time-Based)

10.6	Form of Cash-Settled Restricted Stock Unit Agreement under the 2016 Plan (Performance-Based)

10.7	Form of Performance Unit Agreement under the 2016 Plan